UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 22, 2023

SHINECO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37776	52-2175898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

T1, South Tower, Jiazhaoye Square Chaoyang District, Beijing, People’s Republic of China	100022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (+86) 10-87227366

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SISI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K (“Amendment No. 1”) amends Item 1.01 and 9.01 of the Current Report on Form 8-K filed by Shineco, Inc., a Delaware corporation (the “Company”) filed on December 28, 2023 (the “Original Report”). This Amendment No. 1 is being filed to (i) include the written opinion from Sichenzia Ross Ference Carmel LLP (which was inadvertently omitted from the Original Report), counsel to the Company, regarding the validity of the securities issued in the offering as Exhibit 5.1, and (ii) announce the closing of the offering. This Amendment No.1 affects only Exhibit 5.1 and does not otherwise change or update the disclosures or financial information set forth the Original Report and does not otherwise reflect events occurring after the Original Report, except as set forth herein.

Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2023, Shineco, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain non-US investors (the “Investors”). Under the Purchase Agreement, the Company sold to the Investors, 12,000,000 shares (the “Shares”) of its common stock at a per share purchase price of $0.12 (subject to the terms and conditions of the Purchase Agreement). On December 29, 2023, the Company closed the offering for gross proceeds of $1,440,000.

The Shares were offered, and issued, pursuant to the prospectus supplement (the “Prospectus Supplement”), dated December 22, 2023, to the Prospectus included in the Company’s Registration Statement on Form S-3, as amended (Registration No. 333-261229) filed with the Securities and Exchange Commission on November 19, 2021, and declared effective on June 10, 2022.

Sichenzia Ross Ference Carmel LLP, counsel to the Company, has issued an opinion to the Company regarding the validity of the Shares issued in the offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to Exhibit 10.1 attached hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
5.1	Opinion of Sichenzia Ross Ference Carmel LLP
10.1	Form of Securities Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2024	SHINECO, INC.

	By:	/s/ Jennifer Zhan
	Name:	Jennifer Zhan
	Title:	Chief Executive Officer